--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                             New England Value Fund

                                      Where
                                 The Best Minds
                                     Meet(R)

                               [graphic omitted]

-----------------
December 31, 1998
-----------------

                                                                   February 1999
--------------------------------------------------------------------------------

[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's 500 Stock Index -- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks -- came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca
    Bruce R. Speca
    President and CEO

PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                             NEW ENGLAND VALUE FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged, and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

In the past, Standard & Poor's Composite Index of 500 Stocks (the S&P 500) served as the benchmark for New England Value Fund. GOING FORWARD, THE FUND'S PERFORMANCE WILL BE COMPARED AGAINST A NEW BENCHMARK -- THE RUSSELL 1000 VALUE INDEX.(6) While no benchmark is a perfect match for a managed fund, the Russell 1000 Value Index better reflects the stock characteristics that may be represented in the Fund than does the S&P 500.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares since 12/31/88, compared to the S&P 500 Index. The data points for this chart are as follows:]

                         DECEMBER 1988 -- DECEMBER 1998

                                     With
                                    Maximum
                     Net Asset       Sales         Russell 1000
                      Value(1)      Charge(2)         Value(6)      S&P 500(4)
                      --------      ---------         --------      ----------
 12/31/88             $10,000        $ 9,425          $10,000        $10,000
     1989             $12,257        $11,552          $12,519        $13,159
     1990             $10,586        $ 9,978          $11,507        $12,748
     1991             $13,456        $12,683          $14,339        $16,616
     1992             $15,693        $14,790          $16,320        $17,881
     1993             $18,359        $17,303          $19,277        $19,680
     1994             $18,104        $17,063          $18,893        $19,947
     1995             $23,955        $22,578          $26,139        $27,416
     1996             $30,257        $28,518          $31,795        $33,694
     1997             $36,596        $34,492          $42,981        $44,917
     1998             $39,184        $36,931          $49,699        $57,727

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                             NEW ENGLAND VALUE FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98

CLASS A (INCEPTION 6/5/70)    1 YEAR            5 YEARS           10 YEARS
Net Asset Value(1)             7.1%               16.4%             14.6%
With Max. Sales Charge2        0.9                15.0              14.0
-------------------------------------------------------------------------------
CLASS B (INCEPTION 9/13/93)   1 YEAR            5 YEARS       SINCE INCEPTION
Net Asset Value(1)             6.3%               15.5%             15.9%
With CDSC3                     1.6                15.3              15.8
-------------------------------------------------------------------------------
CLASS C (INCEPTION 12/30/94)  1 YEAR        SINCE INCEPTION
Net Asset Value(1)             6.3%               20.4%
With CDSC3                     5.3                20.4
-------------------------------------------------------------------------------
CLASS Y (INCEPTION 3/31/94)   1 YEAR        SINCE INCEPTION
Net Asset Value(1)             7.4%               18.5%
-------------------------------------------------------------------------------

                                                                   Since        Since        Since
                                                                   Fund's       Fund's       Fund's
                                                                   Class B      Class C      Class Y
Comparative Performance         1 Year     5 Years    10 Years    Inception    Inception    Inception
Russell 1000 Value Index(6)      15.6%       20.9%      17.4%        19.7%        27.4%        23.0%
Standard & Poor's 500 Index(4)   28.5        24.0       19.2         23.1         30.4         26.4
Lipper Growth & Income Avg.(5)   15.6        18.4       15.5         17.9         23.7         20.3
Morningstar Large Value Avg.(7)  12.3        17.9       15.5         17.3         22.8         19.6
------------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. The Fund's current subadviser began managing the Fund on July 1, 1996. Results for earlier periods reflect performance under previous subadvisers. Class Y shares are available only to certain institutional investors. Share price and return may vary.

NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.
(4) Standard & Poor's Composite Index of 500 stocks(R) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Lipper Growth & Income Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.
(6) Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class B since inception return is calculated from 9/30/93.
(7) Morningstar Large Value Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

--------------------------------------------------------------------------------
                             NEW ENGLAND VALUE FUND
--------------------------------------------------------------------------------
[Photo of Jeff Wardlow]

[Photo of Lauriann Kloppenburg]

Jeff Wardlow
Lauriann Kloppenburg
Loomis & Sayles Company

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS

Q. Please tell us about New England Value Fund's performance during 1998.

For the 12 months ending December 31, 1998, New England Value Fund's Class A shares had a total return of 7.1% at net asset value, a $0.46 per share loss, and reinvested distributions of $1.08 per share.

For the same period, the Standard & Poor's Composite Index of 500 Stocks (the S&P 500), which has been the Fund's benchmark, or point of reference, returned 28.5%, while the Russell 1000 Value Index returned 15.6%. During the year, we changed your Fund's benchmark to the Russell 1000 Value Index. We think the new benchmark provides a more useful comparison to the Fund because stocks we consider for the portfolio must appear in either the Russell 1000 Value Index or Barra Value Index.* The S&P 500, on the other hand, comprises primarily so-called growth stocks of large companies, which the Fund tends to avoid.

Q. What was the environment, and how did you respond?

Large-capitalization growth stocks drove the major market averages to double-digit returns again in 1998. Repeating a four-year pattern, returns on most individual stocks failed to reflect strong gains in the averages. As an example of the very narrow range of stocks that defined the strong performance, just ten stocks out of 500 -- the ten largest in the S&P 500 -- accounted for nearly half of the Index's return last year. In addition, sharp drops and recoveries were more frequent than we have seen in several years, as the investment mood swung from near euphoria to uneasiness. Behind this volatility was the question that had caused so much uncertainty in 1997: Would upheavals in Asia and elsewhere take a severe toll on corporate earnings in the United States? That concern applied not only to exporters, whose sales are directly affected by weak economies and falling currency values overseas, but also to manufacturers and others whose pricing might be undercut by low-cost, competitive imports.

--------------
* The Barra Value Index is a market capitalization weighted index of the stocks in the S&P 500 Index having the lowest price-to-book ratios.

Before the year was very old, anxiety developed that a drop in corporate profits was imminent. In fact, several companies alerted analysts that their optimistic earnings forecasts might need to be revised. But a decline in interest rates gave the market a solid underpinning, and investors came to expect continued economic expansion.

Q. Given this environment, what was your strategy during the period?

Early in 1998 we positioned the Fund to emphasize cyclical sectors, including basic industries and consumer cyclicals, because of their attractive valuations. Cyclical companies are those whose fortunes rise and fall with swings in the nation's economy.

As the year evolved and the corporate earnings outlook began to deteriorate, we cut back exposure to cyclical industries and built up the Fund's holdings in consumer staples as well as financial and energy stocks. Staple industries supply services or products that are in relatively constant demand regardless of economic ups and downs, such as food and healthcare. In chemicals, we reduced positions in W.R. Grace and Solutia.

          YOUR FUND'S 10 LARGEST HOLDINGS -- 12/31/98

                                                       % OF
               COMPANY                               NET ASSETS
--------------------------------------------------------------------------------
           1.  BellSouth Corp.                           4.0
--------------------------------------------------------------------------------
           2.  Exxon Corp.                               3.9
--------------------------------------------------------------------------------
           3.  Ameritech Corp.                           3.8
--------------------------------------------------------------------------------
           4.  International Business Machines           3.3
--------------------------------------------------------------------------------
           5.  Time Warner, Inc.                         2.6
--------------------------------------------------------------------------------
           6.  Associates First Capital                  2.5
--------------------------------------------------------------------------------
           7.  Bell Atlantic Corp.                       2.4
--------------------------------------------------------------------------------
           8.  Fleet Financial Group, Inc.               2.4
--------------------------------------------------------------------------------
           9.  ACE, Ltd.                                 2.3
--------------------------------------------------------------------------------
          10.  TJX Companies, Inc.                       2.3

Portfolio holdings and asset allocations will vary.


In view of the uncertain climate overseas, we added Federated Department Stores and TJX, parent of the T.J. Maxx and Marshall's discount chains. Retailers are generally well insulated from foreign economic problems; nearly all their revenues originate domestically. Moreover, retail is a natural beneficiary of the nation's sustained low unemployment rate and resulting high levels of consumer confidence.

We added Black & Decker Corporation because of its strong value characteristics, including a renewed focus on its core business -- the do-it-yourself industry -- and a history of innovative products.

Q. What were the principal factors affecting performance?

It was a difficult year for our value-focused investment style. With investors focused on a few large-cap growth stocks, other sectors, including those with a value orientation, where New England Value Fund concentrates, were largely neglected. Nevertheless, the Fund benefited from its commitment to the Regional Bell Companies, Ameritech, Bell Atlantic, BellSouth and SBC Communications, all of which scored impressive gains during the year. About 7% of the Fund was invested in technology stocks, another sector that produced solid results. Individual technology companies that helped performance included IBM and Sun Microsystems. We took profits in the stock of Gateway 2000, a direct marketer of computer systems for homes and businesses.

Performance suffered principally because our investment style excludes stocks with very high valuations -- like those that dominated market activity in 1998. Investments in energy and oil-related sectors also disappointed, due in large part to falling oil prices.

Q. What is your current outlook for 1999?

Although we do not anticipate a recession, we believe a restrained economic environment will make it difficult for companies to raise prices, allowing only modest profit growth. Furthermore, the impact of uncertainties abroad has yet to be felt fully here, in our opinion. As a result, more companies may experience difficulties living up to analysts' expectations.

We believe our value approach is appropriate to the economic landscape that we expect in 1999. We may have seen the peak of the outperformance of growth stocks over value stocks for this market cycle, as we believe that economics will inevitably dictate more rational pricing. If we are correct, the Fund is positioned to benefit from its basic orientation as investors turn their attention to value stocks.

Stock selection for the Fund will continue to rely on Loomis Sayles' proprietary research. We will seek additional opportunities in the stock markets based on the ideas supplied by our analysts. Because of our bottom-up approach -- we mainly choose securities, not sectors -- industry diversification and other portfolio characteristics will be a result of our analytical work.

Portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. The Fund may invest in foreign securities, which can involve special risks. See a prospectus for details.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of December 31, 1998

COMMON STOCK--98.1% OF TOTAL NET ASSETS

    SHARES   DESCRIPTION                                             VALUE (a)
-------------------------------------------------------------------------------
             AEROSPACE & DEFENSE--2.9%
    82,200   Northrop Grumman Corp. .........................      $  6,010,875
   125,000   Sundstrand Corp. ...............................         6,484,375
                                                                   ------------
                                                                     12,495,250
                                                                   ------------
             AUTO & RELATED--2.4%
   110,000   Ford Motor Co. .................................         6,455,625
    63,500   Magna International, Inc. ......................         3,937,000
                                                                   ------------
                                                                     10,392,625
                                                                   ------------
             BANKS--12.7%
    86,003   BankAmerica Corp. ..............................         5,170,930
   171,000   Charter One Financial, Inc. ....................         4,745,250
    95,000   Chase Manhattan ................................         6,465,938
   153,700   CIT Group, Inc. ................................         4,889,581
    70,000   Comerica, Inc. .................................         4,773,125
   229,400   Fleet Financial Group, Inc. ....................        10,251,313
   125,000   National City Corp. ............................         9,062,500
   230,000   Wells Fargo & Co. ..............................         9,185,625
                                                                   ------------
                                                                     54,544,262
                                                                   ------------
             BROADCASTING--1.0%
    70,000   Comcast ........................................         4,108,125
                                                                   ------------
             BUILDING & RELATED--3.6%
   116,100   Black & Decker Corp. ...........................         6,508,856
   180,000   Leggett & Platt, Inc. ..........................         3,960,000
   168,000   Masco Corp. ....................................         4,830,000
                                                                   ------------
                                                                     15,298,856
                                                                   ------------
             CHEMICALS-MAJOR--1.6%
    50,000   E.l. du Pont de Nemours ........................         2,653,125
   193,000   Solutia, Inc. ..................................         4,318,375
                                                                   ------------
                                                                      6,971,500
                                                                   ------------
             CHEMICALS-SPECIALTY--2.8%
   315,000   Crompton & Knowles Corp. .......................         6,516,562
   350,000   W.R. Grace & Co. (c) ...........................         5,490,625
                                                                   ------------
                                                                     12,007,187
                                                                   ------------
             COMPUTERS & BUSINESS EQUIPMENT--3.3%
    77,000   International Business Machines ................        14,225,750
                                                                   ------------
             COMPUTER HARDWARE--1.2%
   125,000   Compaq Computer Corp. ..........................         5,242,188
                                                                   ------------
             DRUGS & HEALTH CARE--1.0%
    75,000   American Home Products Corp. ...................         4,223,438
                                                                   ------------

             ELECTRIC COMPANIES--5.7%
   170,000   CMS Energy Corp. ...............................         8,234,375
    55,000   Energy East Corp. ..............................         3,107,500
    90,000   Pinnacle West Capital Corp. ....................         3,813,750
   200,000   Texas Utilities Co. ............................         9,337,500
                                                                   ------------
                                                                     24,493,125
                                                                   ------------
             ELECTRONICS--1.9%
   150,000   Raytheon Co., Class B ..........................         7,987,500
                                                                   ------------
             ENTERTAINMENT--2.6%
   180,000   Time Warner, Inc. ..............................        11,171,250
                                                                   ------------
             FINANCIAL-CONSUMER/DIVERSIFIED--8.3%
   250,000   Associates First Capital .......................        10,593,750
   140,000   Corrections Corporation America ................         2,467,500
   125,000   Federal Home Loan Mortgage Corp. ...............         8,054,687
    94,000   Federal National Mortgage Association ..........         6,956,000
   160,000   ReliaStar Financial Corp. ......................         7,380,000
                                                                   ------------
                                                                     35,451,937
                                                                   ------------
             HEALTH CARE-SERVICES--3.0%
   220,000   Tenet Healthcare Corp. (c) .....................         5,775,000
    80,000   Wellpoint Health Networks, Inc. ................         6,960,000
                                                                   ------------
                                                                     12,735,000
                                                                   ------------
             HOUSEHOLD PRODUCTS--0.9%
    90,000   Newell Co. .....................................         3,712,500
                                                                   ------------
             INSURANCE--6.7%
   288,900   ACE, Ltd. ......................................         9,948,994
   140,000   Allstate Corp. .................................         5,407,500
   175,000   Citigroup, Inc. ................................         8,662,500
   120,200   Everest Reinsurance Holdings ...................         4,680,287
                                                                   ------------
                                                                     28,699,281
                                                                   ------------
             INVESTMENT BANKING/BROKER/MANAGEMENT--1.0%
   109,900   Paine Webber Group, Inc. .......................         4,244,888
                                                                   ------------
             NATURAL GAS--1.0%
    78,000   Columbia Gas Systems, Inc. .....................         4,504,500
                                                                   ------------
             OIL & GAS/MAJOR INTEGRATED--7.3%
   344,000   Conoco, Inc. ...................................         7,181,000
   230,000   Exxon Corp. ....................................        16,818,750
   149,400   Royal Dutch Petroleum Co. ......................         7,152,525
                                                                   ------------
                                                                     31,152,275
                                                                   ------------
             OIL & GAS/REFINING/MARKETING--1.6%
   260,000   Tosco Corp. ....................................         6,727,500
                                                                   ------------
             PHOTOGRAPHY-IMAGING--1.9%
    70,000   Xerox Corp. ....................................         8,260,000
                                                                   ------------
             RETAIL-FOOD & DRUG--2.3%
   160,000   Kroger Co. (c) .................................         9,680,000
                                                                   ------------
             RETAIL-GENERAL MERCHANDISE--2.8%
   215,000   Federated Department Stores, Inc.(c) ...........         9,365,938
   161,600   Kmart (c) ......................................         2,474,500
                                                                   ------------
                                                                     11,840,438
                                                                   ------------
             RETAIL-SPECIALTY--3.7%
   165,000   Office Depot, Inc. .............................         6,094,687
   335,000   TJX Companies, Inc. ............................         9,715,000
                                                                   ------------
                                                                     15,809,687
                                                                   ------------
             TELEPHONE--12.2%
   255,000   Ameritech Corp. ................................        16,160,625
   195,000   Bell Atlantic Corp. ............................        10,335,000
   340,000   BellSouth Corp. ................................        16,957,500
    65,000   GTE Corp. ......................................         4,225,000
    90,000   SBC Communications, Inc. .......................         4,826,250
                                                                   ------------
                                                                     52,504,375
                                                                   ------------
             TELECOMMUNICATION-LONG DISTANCE--1.1%
    57,000   Sprint Corp. (c) ...............................         4,795,125
                                                                   ------------
             WASTE MANAGEMENT--1.6%
   150,000   Waste Management, Inc. .........................         6,993,750
                                                                   ------------
             Total Common Stock (Identified
               Cost $332,374,111) ...........................       420,272,312
                                                                   ------------

SHORT TERM INVESTMENT--1.6%

   FACE
  AMOUNT
-------------------------------------------------------------------------------
$6,704,272   Associates First Capital, 5.000%, 1/04/1999 ....         6,704,272
                                                                   ------------
             Total Short Term Investment (Identified
               Cost $6,704,272) .............................         6,704,272
                                                                   ------------
             Total Investments--99.7% (Identified
               Cost $339,078,383) (b) .......................       426,976,584
             Other assets less liabilities ..................         1,402,348
                                                                   ------------
             Total Net Assets--100% .........................      $428,378,932
                                                                   ============

(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information:
      At December 31, 1998 the net unrealized appreciation on
        investments based on cost of $339,396,985 for federal
        income tax purposes was as follows:
        Aggregate gross unrealized appreciation for all
          investments in which there is an excess of value
          over tax cost .....................................      $ 97,394,996
        Aggregate gross unrealized depreciation for all
          investments in which there is an excess of tax
          cost over value ...................................        (9,815,397)
                                                                   ------------
        Net unrealized appreciation .........................      $ 87,579,599
                                                                   ============
(c) Non-income producing security.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
December 31, 1998

ASSETS
  Investments at value (Identified cost
    $339,078,383) ................................                $426,976,584
  Receivable for:
    Fund shares sold .............................                     481,637
    Securities sold ..............................                   2,788,238
    Dividends and interest .......................                     494,857
    Tax reclaims .................................                       2,886
                                                                  ------------
                                                                   430,744,202
LIABILITIES
  Payable for:
    Securities purchased .........................  $1,125,315
    Fund shares redeemed .........................     761,341
    Withholding taxes ............................       2,026
  Accrued expenses:
    Management fees ..............................     257,555
    Deferred trustees' fees ......................      82,571
    Accounting and administrative ................       8,022
    Other ........................................     128,440
                                                    ----------
                                                                     2,365,270
                                                                  ------------
NET ASSETS .......................................                $428,378,932
                                                                  ============
  Net Assets consist of:
    Capital paid in ..............................                $334,060,912
    Undistributed net investment income ..........                      87,947
    Accumulated net realized gains (losses) ......                   6,331,697
    Unrealized appreciation (depreciation)
      on investments .............................                  87,898,376
                                                                  ------------
NET ASSETS .......................................                $428,378,932
                                                                  ============
Computation of net asset value and offering
  price:
Net asset value and redemption price of Class
  A shares ($317,902,464 divided by 32,831,639
  shares of beneficial interest) .................                      $ 9.68
                                                                        ======
Offering price per share (100/94.25 of $9.68) ....                      $10.27*
                                                                        ======
Net asset value and offering price of Class
  B shares ($86,242,767 divided by 9,191,053
  shares of beneficial interest) .................                      $ 9.38**
                                                                        ======
Net asset value and offering price of Class
  C shares ($6,444,770 divided by 686,042
  shares of beneficial interest) .................                      $ 9.39**
                                                                        ======
Net asset value, offering and redemption price of
  Class Y shares ($17,788,931 divided by 1,843,282
  shares of beneficial interest) .................                      $ 9.65
                                                                        ======

 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year ended December 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign taxes of: $65,902) ....                 $ 6,301,747
  Interest ........................................                     675,252
                                                                    -----------
                                                                      6,976,999
Expenses
    Management fees ...............................   $3,260,867
    Service fees - Class A ........................      840,948
    Service and distribution fees - Class B .......      840,370
    Service and distribution fees - Class C .......       70,069
    Trustees' fees and expenses ...................       26,392
    Accounting and administrative .................       90,930
    Custodian .....................................      117,797
    Transfer agent ................................      807,399
    Audit and tax services ........................       31,500
    Legal .........................................       28,128
    Printing ......................................       76,586
    Registration ..................................       87,477
    Miscellaneous .................................       25,265
                                                      ----------
  Total expenses ..................................                   6,303,728
                                                                    -----------
  Net investment income ...........................                     673,271
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on Investments - net .......                  43,925,834
  Unrealized appreciation (depreciation) on
    Investments - net .............................                 (16,546,350)
                                                                    -----------
  Net gain (loss) on investment transactions ......                  27,379,484
                                                                    -----------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS ....................................                 $28,052,755
                                                                    ===========

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------
                                                                     1997                   1998
                                                                 ------------           ------------
FROM OPERATIONS
  Net investment income ...................................      $    676,282           $    673,271
  Net realized gain (loss) on investments .................        57,286,408             43,925,834
  Unrealized appreciation (depreciation) on investments ...        20,117,409            (16,546,350)
                                                                 ------------           ------------
  Increase (decrease) in net assets from operations .......        78,080,099             28,052,755
                                                                 ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................          (496,325)              (637,468)
    Class B ...............................................                 0                      0
    Class C ...............................................                 0                      0
    Class Y ...............................................           (69,086)               (71,186)
  Net realized gain on investments
    Class A ...............................................       (44,590,500)           (33,246,881)
    Class B ...............................................       (10,037,715)            (9,056,118)
    Class C ...............................................          (837,785)              (724,000)
    Class Y ...............................................        (2,990,531)            (2,185,299)
                                                                 ------------           ------------
                                                                  (59,021,942)           (45,920,952)
                                                                 ------------           ------------
  Increase (decrease) in net assets derived from capital
    share transactions ....................................        78,386,994            (13,439,982)
                                                                 ------------           ------------
  Total increase (decrease) in net assets .................        97,445,151            (31,308,179)

NET ASSETS
  Beginning of the year ...................................       362,241,960            459,687,111
                                                                 ------------           ------------
  End of the year .........................................      $459,687,111           $428,378,932
                                                                 ============           ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the year .........................................      $    226,792           $     87,947
                                                                 ============           ============

                 See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------------------
                                              FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
                                                                         CLASS A
                                             ------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                             1994           1995           1996           1997            1998
                                            ------         ------         ------         ------          ------
Net Asset Value, Beginning of the
  Year ................................     $ 7.87         $ 7.27         $ 8.78         $ 9.60          $10.14
                                            ------         ------         ------         ------          ------
Income From Investment Operations
Net Realized and Unrealized Gain
  (Loss) on Investments ...............      (0.19)          2.21           2.12           1.96            0.59
                                            ------         ------         ------         ------          ------
Total From Investment Operations ......      (0.11)          2.31           2.18           1.99            0.62
                                            ------         ------         ------         ------          ------
Less Distributions
Dividends From Net Investment Income         (0.08)         (0.09)         (0.06)         (0.02)          (0.02)
Distributions From Net Realized
  Capital Gains .......................      (0.41)         (0.71)         (1.30)         (1.43)          (1.06)
                                            ------         ------         ------         ------          ------
Total Distributions ...................      (0.49)         (0.80)         (1.36)         (1.45)          (1.08)
                                            ------         ------         ------         ------          ------
Net Asset Value, End of the Year ......     $ 7.27         $ 8.78         $ 9.60         $10.14          $ 9.68
                                            ======         ======         ======         ======          ======
Total Return (%) (a) ..................       (1.4)          32.3           26.3           21.0             7.1
Ratio of Operating Expenses to
  Average Net Assets (%) ..............       1.37           1.37           1.31           1.25            1.26
Ratio of Net Investment Income to
  Average Net Assets (%) ..............       1.00           1.22           0.78           0.28            0.29
Portfolio Turnover Rate (%) ...........         29             52             64             55              75
Net Assets, End of the Year (000) ..      $190,869       $241,038       $297,581       $348,988        $317,902

(a) A sales charge is not reflected in total return calculations.
(b) Per share net investment income has been calculated using the average shares outstanding during the year.

                 See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------------------
                                        FINANCIAL HIGHLIGHTS -- continued
----------------------------------------------------------------------------------------------------------------
                                                                         CLASS B
                                             ------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                             1994           1995           1996           1997           1998
                                            ------         ------         ------         ------          ------
Net Asset Value, Beginning of the Year ..   $ 7.85         $ 7.23         $ 8.70         $ 9.47          $ 9.91
                                            ------         ------         ------         ------          ------
Income From Investment Operations
Net Investment Income (Loss) ..........       0.04           0.05           0.01          (0.05)          (0.05)(b)
Net Realized and Unrealized Gain (Loss)
  on Investments ......................      (0.20)          2.18           2.07           1.92            0.58
                                            ------         ------         ------         ------          ------
Total From Investment Operations ......      (0.16)          2.23           2.08           1.87            0.53
                                            ------         ------         ------         ------          ------
Less Distributions
Dividends From Net Investment Income ..      (0.05)         (0.05)         (0.01)          0.00            0.00
Distributions From Net Realized Capital
  Gains ...............................      (0.41)         (0.71)         (1.30)         (1.43)          (1.06)
                                            ------         ------         ------         ------          ------
Total Distributions ...................      (0.46)         (0.76)         (1.31)         (1.43)          (1.06)
                                            ------         ------         ------         ------          ------
Net Asset Value, End of the Year ......     $ 7.23         $ 8.70         $ 9.47         $ 9.91          $ 9.38
                                            ======         ======         ======         ======          ======
Total Return (%) (a) ..................       (2.0)          31.3           25.4           20.0             6.3
Ratio of Operating Expenses to Average
  Net Assets (%) ......................       2.12           2.12           2.06           2.00            2.01
Ratio of Net Investment Income to Average
  Net Assets (%) ......................       0.25           0.47           0.03          (0.47)          (0.46)
Portfolio Turnover Rate (%) ...........         29             52             64             55              75
Net Assets, End of the Year (000) .....    $13,830        $27,941        $48,210        $80,008         $86,243

(a) A contingent deferred sales charge is not reflected in total return calculations.
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.

                 See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------------------
                                        FINANCIAL HIGHLIGHTS -- continued
----------------------------------------------------------------------------------------------------------------
                                                                                CLASS C
                                                          -----------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
                                                           1995           1996            1997            1998
                                                           ------         ------         ------          ------
Net Asset Value, Beginning of the Year ................    $ 7.23         $ 8.70         $ 9.46          $ 9.92
                                                           ------         ------         ------          ------
Income From Investment Operations
Net Investment Income (Loss) ..........................      0.05           0.01          (0.05)(a)       (0.05)(a)
Net Realized and Unrealized Gain on Investments .......      2.18           2.06           1.94            0.58
                                                           ------         ------         ------          ------
Total From Investment Operations ......................      2.23           2.07           1.89            0.53
                                                           ------         ------         ------          ------
Less Distributions
Dividends From Net Investment Income ..................     (0.05)         (0.01)          0.00            0.00
Distributions From Net Realized Capital Gains .........     (0.71)         (1.30)         (1.43)          (1.06)
                                                           ------         ------         ------          ------
Total Distributions ...................................     (0.76)         (1.31)         (1.43)          (1.06)
                                                           ------         ------         ------          ------
Net Asset Value, End of the Year ......................    $ 8.70         $ 9.46         $ 9.92          $ 9.39
                                                           ======         ======         ======          ======
Total Return (%) (b) ..................................      31.3           25.2           20.2             6.3
Ratio of Operating Expenses to Average Net Assets (%) .      2.12           2.06           2.00            2.01
Ratio of Net Investment Income to Average Net Assets (%)     0.47           0.03          (0.47)          (0.46)
Portfolio Turnover Rate (%) ...........................        52             64             55              75
Net Assets, End of the Year (000) .....................    $1,224         $3,735         $6,527          $6,445

(a) Per share net investment loss has been calculated using the average shares outstanding during the year.
(b) A contingent deferred sales charge is not reflected in total return calculations.

                 See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------------------
                                        FINANCIAL HIGHLIGHTS -- continued
----------------------------------------------------------------------------------------------------------------
                                                                   CLASS Y
                                       -----------------------------------------------------------------------
                                         MARCH 31(a)
                                          THROUGH                       YEAR ENDED DECEMBER 31,
                                         DECEMBER 31,       ---------------------------------------------------
                                            1994            1995           1996           1997            1998
                                           ------          ------         ------         ------          ------
Net Asset Value, Beginning of
  the Period ..........................     $ 7.57         $ 7.24         $ 8.75         $ 9.55          $10.10
                                            ------         ------         ------         ------          ------
Income From Investment Operations
Net Investment Income .................       0.10           0.12           0.08           0.06(d)         0.06(d)
Net Realized and Unrealized Gain
  on Investments ......................       0.08           2.21           2.10           1.95            0.59
                                            ------         ------         ------         ------          ------
Total From Investment Operations ......       0.18           2.33           2.18           2.01            0.65
                                            ------         ------         ------         ------          ------
Less Distributions
Dividends From Net Investment
  Income ..............................      (0.10)         (0.11)         (0.08)         (0.03)          (0.04)
Distributions From Net Realized
  Capital Gains .......................      (0.41)         (0.71)         (1.30)         (1.43)          (1.06)
                                            ------         ------         ------         ------          ------
Total Distributions ...................      (0.51)         (0.82)         (1.38)         (1.46)          (1.10)
                                            ------         ------         ------         ------          ------
Net Asset Value, End of the
  Period ..............................     $ 7.24         $ 8.75         $ 9.55         $10.10          $ 9.65
                                            ======         ======         ======         ======          ======
Total Return (%) (c) ..................        2.4           32.8           26.4           21.3             7.4
Ratio of Operating Expenses to
  Average Net Assets (%) ..............       1.54(b)        1.12           1.06           1.00            1.01
Ratio of Net Investment Income
  to Average
  Net Assets (%) ......................       1.05(b)        1.47           1.03           0.53            0.54
Portfolio Turnover Rate (%) ...........         29             52             64             55              75
Net Assets, End of the Period
  (000) ...............................     $4,001         $6,738        $12,716        $24,164         $17,789

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.
(d) Per share net investment income has been calculated using the average shares outstanding during the year.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares, for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported ask price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences may result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were $325,677,143 and $376,081,075, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Loomis Sayles & Company, L.P., ("Loomis Sayles") at the rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Loomis Sayles under the management agreement in effect during the year ended December 31, 1998 are as follows:

FEES EARNED
-----------

$1,310,439                  NEFM
 1,950,428                  Loomis Sayles

The effective management fee for the year ended December 31, 1998 was 0.72%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $90,930 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $611,740 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $9,482 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $840,948 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1998 is $1,651,994.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $210,092 and $17,517 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $630,278 and $52,552 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $831,536.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                       $2,342
     Meeting Fee                                              152/meeting
     Annual Committee Member Retainer                         351
     Annual Committee Chairman Retainer                       234

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1997                  DECEMBER 31, 1998
                                             ------------------------           ---------------------------
CLASS A                                      SHARES            AMOUNT           SHARES            AMOUNT
-------                                      ------            ------           ------            ------
Shares sold ..........................       5,274,284       $54,397,082        3,168,405      $ 32,743,000
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income          49,346           485,071           69,256           643,647
  Distributions from net realized gain       4,276,922        43,869,063        3,576,328        32,683,737
                                            ----------       -----------       ----------      ------------
                                             9,600,552        98,751,216        6,813,989        66,070,384
Shares repurchased ...................      (6,186,704)      (64,085,974)      (8,406,922)      (84,819,119)
                                            ----------       -----------       ----------      ------------
Net increase (decrease) ..............       3,413,848       $34,665,242       (1,592,933)     $(18,748,735)
                                            ----------       -----------       ----------      ------------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1997                  DECEMBER 31, 1998
                                             ------------------------           ---------------------------
CLASS B                                      SHARES            AMOUNT           SHARES            AMOUNT
-------                                      ------            ------           ------            ------
Shares sold ..........................       2,893,109       $29,345,774          627,075      $  7,599,849
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized gain         959,479         9,622,907        2,182,049        19,416,320
                                            ----------       -----------       ----------      ------------
                                             3,852,588        38,968,681        2,809,124        27,016,169
Shares repurchased ...................        (871,231)       (8,895,403)      (1,691,995)      (16,635,319)
                                            ----------       -----------       ----------      ------------
Net increase (decrease) ..............       2,981,357       $30,073,278        1,117,129      $ 10,380,850
                                            ----------       -----------       ----------      ------------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1997                  DECEMBER 31, 1998
                                             ------------------------           ---------------------------
CLASS C                                      SHARES            AMOUNT           SHARES            AMOUNT
-------                                      ------            ------           ------            ------
Shares sold ..........................         552,855       $ 5,636,175          228,311      $  2,343,603
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized gain          80,794           811,343           77,541           687,252
                                            ----------       -----------       ----------      ------------
                                               633,649         6,447,518          305,852         3,030,855
Shares repurchased ...................        (370,803)       (3,675,157)        (277,675)       (2,693,021)
                                            ----------       -----------       ----------      ------------
Net increase (decrease) ..............         262,846       $ 2,772,361           28,177      $    337,834
                                            ----------       -----------       ----------      ------------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1997                  DECEMBER 31, 1998
                                             ------------------------           ---------------------------
CLASS Y                                      SHARES            AMOUNT           SHARES            AMOUNT
-------                                      ------            ------           ------            ------
Shares sold ..........................       1,035,682       $10,694,891          440,251      $  4,617,366
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income           7,056            69,086            5,510            52,176
  Distributions from net realized gain         292,560         2,990,531          243,400         2,204,301
                                            ----------       -----------       ----------      ------------
                                             1,335,298        13,754,508          689,161         6,873,843
Shares repurchased ...................        (273,610)       (2,878,395)      (1,238,799)      (12,283,774)
                                            ----------       -----------       ----------      ------------
Net increase (decrease) ..............       1,061,688       $10,876,113         (549,638)     $ (5,409,931)
                                            ----------       -----------       ----------      ------------
Increase (decrease) derived from
  capital shares transactions ........       7,719,739       $78,386,994         (997,265)     $(13,439,982)
                                            ==========       ===========       ==========      ============

5. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and the Shareholders of NEW ENGLAND VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Value Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

                        NEW ENGLAND EQUITY INCOME FUND

                      SUPPLEMENT DATED FEBRUARY 12, 1999
             TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND C AND
                 CLASS Y PROSPECTUSES EACH DATED MAY 1, 1998

The following information supplements the second paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Peter Ramsden and Tom Kolefas act as portfolio managers of the Equity Income Fund.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

FIVE GOOD REASONS TO INVEST REGULARLY
1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market. With Investment Builder, New England Fund's automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

--------------------------------------------------------------------------------
                             NEW ENGLAND VALUE FUND
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

To learn more, and for a free prospectus, contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

                 This material is authorized for distribution to
                  prospective investors when it is preceded or
                  accompanied by the Fund's current prospectus,
                 which contains information about distribution
                     charges, management and other items of
                  interest. Investors are advised to read the
                     prospectus carefully before investing.

                    New England Funds, L.P., and other firms
                    selling shares of New England Funds are
                     members of the National Association of
                 Securities Dealers, Inc. (NASD). As a service
                    to investors, the NASD has asked that we
                  inform you of the availability of a brochure
                 on its Public Disclosure Program. The program
                      provides access to information about
                  securities firms and their representatives.
                 Investors may obtain a copy by contacting the
                 NASD at 800-289-9999 or by visiting their Web
                             site at www.NASDR.com.

                                                              ------------------
         [LOGO](R)                                                BULK RATE
   NEW ENGLAND FUNDS(R)                                          U.S. POSTAGE
WHERE THE BEST MINDS MEET(R)                                         PAID
                                                                 BROCKTON, MA
                                                                PERMIT NO. 770
                                                              ------------------


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